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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       August 23, 2000 (August 13, 2000)


                            BHC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                 1-10342                              59-2104168
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
     (State or other jurisdiction of                   (Commission                            (IRS Employer
             incorporation)                            File Number)                        Identification No.)
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                 767 FIFTH AVENUE, NEW YORK, NEW YORK     10153
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 421-0200

                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

         On August 13, 2000, BHC Communications, Inc. (the "Company") entered into an Agreement and Plan of Merger among the Company, The News Corporation Limited ("Buyer"), News Publishing Australia Limited ("NPAL"), and Fox Television Holdings, Inc. (the "Company Merger Agreement").

         Pursuant to the Company Merger Agreement, the Company will merge with a subsidiary of Buyer (the "Company Merger") and each Company stockholder will receive, in exchange for each share of Company stock, a combination of $66 in cash and 2.2278 preferred American Depositary Receipts of Buyer ("preferred ADRs," each of which represents four shares of Buyer's Preferred Limited Voting Ordinary Shares). Alternatively, each Company stockholder will be entitled to elect to receive, in exchange for each share of Company stock, either $165 in cash or 3.7131 preferred ADRs; provided, however, that this election is subject to the limitation that 40 percent of the total consideration to be paid to the Company's stockholders in the transaction will be paid in cash and 60 percent in preferred ADRs. It is intended that the receipt of the preferred ADRs will be tax-free to the Company's stockholders.

         If the transaction does not receive FCC approval or an IRS ruling enabling it to be accomplished in a manner that would permit the receipt of the preferred ADRs to be tax-free, the parties have agreed to modify the structure of the transaction such that each Company stockholder will receive, in exchange for each share of Company stock, $69.30 in cash and 2.3392 preferred ADRs. The receipt of the cash and preferred ADRs will be taxable pursuant to the restructured transaction.

         Consummation of the transaction is subject to certain closing conditions, including the receipt of regulatory and shareholder approvals. A copy of the Company Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

         On August 13, 2000, the parent of the Company and a subsidiary of the Company, Chris-Craft Industries, Inc. ("Chris-Craft") and United Television, Inc. ("UTV"), respectively, entered into separate merger agreements with Buyer, NPAL and Fox Television Holdings, Inc., pursuant to which Chris-Craft and UTV also will merge with a subsidiary of Buyer (the "Chris-Craft Merger" and the "UTV Merger", respectively). On the same date, Chris-Craft entered into a Voting Agreement (the "Chris-Craft Voting Agreement") among Buyer, NPAL and
Chris-Craft pursuant to which Chris-Craft agreed, among other things, to vote shares of common stock of the Company owned by Chris-Craft in favor of the Company Merger. A copy of the Chris-Craft Voting Agreement is attached hereto as
Exhibit 10.1 and is hereby incorporated by reference. On the same date, Chris-Craft executed a proxy (the "Chris-Craft Proxy") appointing two executive officers of Buyer as attorneys and proxies of Chris-Craft to vote Chris-Craft's shares of the Company in favor of the Company Merger. A copy of the Chris-Craft Proxy is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

         Also on August 13, 2000, the Company entered into a Voting Agreement ("Company Voting Agreement") among Buyer, NPAL and the Company pursuant to which the Company agreed, among other things, to vote shares of common stock of UTV owned by the Company in favor of the UTV Merger. A copy of the Company Voting Agreement is attached hereto as Exhibit 10.3 and is hereby incorporated by reference. On the same date, the Company executed a proxy (the "Company Proxy") appointing two executive officers of Buyer as attorneys and proxies of the Company to vote the Company's shares of UTV in favor of the UTV Merger. A copy of the Company Proxy is attached hereto as Exhibit 10.4 and is hereby incorporated by reference.

         On August 14, 2000, Chris-Craft issued a press release concerning the execution of the Company Merger Agreement, a copy of which is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

         On August 16, 2000, the Company issued a press release concerning litigation filed in the Delaware Court of Chancery in connection with the Company Merger, Chris-Craft Merger and UTV Merger, a copy of which is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.
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         The foregoing descriptions of the above noted documents are qualified in their entirety by reference to such documents as they appear in the corresponding exhibits attached hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

         10.1 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and Chris-Craft Industries, Inc.

         10.2 Irrevocable Proxy to vote BHC Class A Common Stock and Class B Common Stock, dated August 13, 2000.

         10.3 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and BHC Communications, Inc.

         10.4 Irrevocable Proxy to vote Common Stock of United Television, Inc., dated August 13, 2000.

         99.1              Press Release, dated August 14, 2000.

         99.2              Press Release, dated August 16, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BHC COMMUNICATIONS, INC.



Date: August 23, 2000                    By:  /s/      Brian C. Kelly
                                             ----------------------------------
                                             Name:    Brian C. Kelly
                                             Title:   Senior Vice President and
                                                      General Counsel
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                                  EXHIBIT INDEX

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Exhibit No.                Exhibit
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
2.1 Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

10.1 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and Chris-Craft Industries, Inc.

10.2 Irrevocable Proxy to vote BHC Class A Common Stock and Class B Common Stock, dated August 13, 2000.

10.3 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and BHC Communications, Inc.

10.4 Irrevocable Proxy to vote Common Stock of United Television, Inc., dated August 13, 2000.

99.1                       Press Release, dated August 14, 2000.

99.2                       Press Release, dated August 16, 2000.
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